EX-99.7

                              CONSULTING AGREEMENT

         AGREEMENT made as of the __ day of March, 2002 (the "Effective Date"), between Joshua Tree Construction, Inc., which may become known as Nutritionary, Inc. ("Company"), and Keith Frankel, having an address at 8 Henderson Drive, West Caldwell, NJ 07006 ("Consultant").

                              W I T N E S S E T H:

         WHEREAS, in recognition of the Consultant's experience and abilities, the Company desires to assure itself of the services of the Consultant in accordance with and subject to the terms and conditions provided herein; and

         WHEREAS, the Consultant wishes to perform services for the Company in accordance with and subject to the terms and conditions provided herein; and

         NOW, THEREFORE, in consideration of the mutual premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. ENGAGEMENT AS CONSULTANT. The Company hereby agrees to engage the Consultant, and the Consultant hereby agrees to perform services for the Company, on the terms and conditions set forth herein.

         2. TERM. The term of this Agreement shall commence on the Effective Date, and unless terminated earlier or extended as provided below, shall continue for a period of two (2) years from such date (the "Term").

         3. POSITION; DUTIES. During the Term, the Consultant shall perform such services relating to the business of the Company as the Consultant and the Company shall mutually agree. The scheduling of Consultant's time shall be mutually agreeable to the Consultant and the Company. The Company acknowledges that the Consultant's primary business activities are focused on other businesses and opportunities other than the business of the Company, and Company acknowledges that Consultant shall continue his primary role in connection with such other primary businesses and activities; Consultant shall be permitted to pursue all such other businesses and activities, whether of a personal or business nature. Accordingly, Consultant will not always be immediately available to the Company. The Company acknowledges and agrees that Consultant shall not be required to devote his full time, or any specific quantity of time, to the business of the Company or perform any services at a specific geographic location.

         4. INDEPENDENT CONTRACTOR. During the Term, the Consultant shall be an independent contractor and not a joint venturer, partner or employee of the Company. Accordingly, Consultant shall be responsible for payment of all taxes, including any Federal, State and local income tax.

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         5. NATURE OF  SERVICES. The  services  provided by the Consultant shall be advisory in nature and subject to the general supervision of and the policy decisions of the Company at all time.

         6. COMPENSATION; EXPENSES. (a) In consideration for the services to be provided by the Consultant hereunder, the Company shall issue options to purchase shares of the Company's common stock, par value $.001 per share, in amounts and at exercise prices as the Board of Directors of the Company shall determine, pursuant to the form of option annexed hereto as EXHIBIT A.

                  (b) All reasonable expenses incident to the rendering of services by the Consultant hereunder will be paid by the Company; the prior written approval of the Company shall be obtained for all expenses exceeding $500.00. If any such expenses are paid in the first instance by the Consultant, the Company will reimburse the Consultant therefor, within ten (10) business days of presentation of evidence of such expenses.

         7. TERMINATION. Notwithstanding the provisions of Section 2 hereof, the Consultant's engagement may be terminated by the Company as follows:

                  (a) By action taken by the Board, the Consultant's engagement may be terminated only for cause (as defined below), effective as of such time as the Board shall determine. Upon termination of the Consultant's engagement pursuant to this Section 7(a), the Consultant shall have no further obligation or duties to the Company.

                  (b) In the event (i) of the death of the Consultant or (ii) the Consultant becomes disabled, that is the inability of the Consultant, by reason of physical or mental disability, to continue substantially to perform
his  duties   hereunder  for  any  period  of  ninety  (90)   consecutive   days
("disabled").

                  (c) For purposes of this Agreement, the Company shall have "cause" to terminate the Consultant's engagement under this Agreement only upon
(i) the engaging by the Consultant in criminal misconduct (including embezzlement and criminal fraud) which is materially injurious to the Company, monetarily or otherwise, (ii) the conviction of the Consultant of a felony, or
(iii) gross negligence on the part of the Consultant. The Company shall give written notice to the Consultant, which notice shall specify the grounds for the proposed termination and the Consultant shall be given thirty (30) days to cure if the grounds arise under clause (iii) above.

         Upon  the  termination  of  Consultant's  engagement  pursuant  to this
Section 7, the Consultant shall have no further obligation or duties to the Company.

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          8.       INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Consultant from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation attorneys' fees and costs incurred in the investigation, defense and settlement of the matter) suffered or incurred by Consultant which arises out of this Agreement or otherwise out of the performance by the Consultant of his obligations hereunder, unless, such losses, claims, damages, liabilities or expenses are found by a final determination of a court of competent jurisdiction to have arisen out of the willful misconduct of the Consultant in performing his services hereunder (pending any such final determination, the indemnification and reimbursement provision of this Agreement shall apply and the Company shall be obligated to reimburse the Consultant for his expenses). If for any reason the foregoing indemnification is unavailable to the Consultant, or insufficient to hold him harmless, then the Company shall contribute to the amount paid or payable by the Consultant as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Consultant on the other hand, but also the relative fault of the Company and the Consultant, as well as any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have and shall be binding and inure to the benefit of any respective successors, assigns, heirs and personal representatives of the Company and the Consultant.

                  (b) The Consultant agrees to give the Company an opportunity to participate in the defense or preparation of the defense of any action brought against the Consultant to enforce any such claim or liability and the Company shall have the right so to participate. Failure to give such notice, however, shall not affect or limit the Company's liability under the foregoing indemnity.

The provisions of this Section 8 shall survive the termination and expiration of this Agreement.

         9. SUCCESSORS; BINDING AGREEMENT. This Agreement and all rights of the Consultant hereunder shall inure to the benefit of and be enforceable by the Consultant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. This Agreement may not be assigned by either party without the prior written consent of the other party.

         10.      MISCELLANEOUS.

                  (a) HEADINGS. The headings contained in this Agreement are or reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (b) ENFORCEABILITY. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of

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the United  States,  such  invalidity or  unenforceability  shall not affect any other provision of this Agreement. Instead, this Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein.

                  (c) NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, to the other party hereto at her or its address as set forth in the beginning of this Agreement. Either party may change the address to which notices, requests, demands and other communications hereunder shall be sent by sending written notice of such change of address to the other party in the manner above provided.

                  (d) GOVERNING LAW; VENUE.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey. The Company hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district in the State of New Jersey, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Company at the Company's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Consultant from bringing any action, enforcing any award or judgment or exercising any rights against the Company individually, against any security or against any property of the Company within any other county, state or other foreign or domestic jurisdiction. The Consultant and the Company agree that the venue provided above is the most convenient forum for both parties. The Company waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

                  (e) ENTIRE AGREEMENT. The parties have not made any representations, warranties or covenants with respect to the subject matter hereof which is not set forth herein, and this Agreement constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement which alone fully and completely expresses their agreement. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an Agreement in writing, which is signed by all of the parties to this Agreement.

                  (f) FURTHER ACTIONS. The parties agree to execute any and all instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intents and purposes hereof.

                  (g) WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be

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construed as a waiver or  relinquishment  for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other breach of this Agreement.

                  (h) COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

JOSHUA TREE CONSTRUCTION, INC.

By:
-------------------------
Name:
Title:


CONSULTANT

-------------------------
Keith Frankel







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